UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2024

CHORD ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin Street, Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-9500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CHRD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 21, 2024, Chord Energy Corporation, a Delaware corporation (“Chord”), Spark Acquisition ULC, an unlimited liability company organized and existing under the laws of the Province of Alberta, Canada and a wholly owned subsidiary of Chord (“Canadian Sub”), and Enerplus Corporation, a corporation existing under the laws of the Province of Alberta, Canada (“Enerplus”), entered into an Arrangement Agreement (the “Arrangement Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, Chord has agreed to acquire Enerplus in a stock-and-cash transaction, subject to satisfaction of certain closing conditions. The transaction will be effected by way of a plan of arrangement under the Business Corporations Act (Alberta) (the “Plan of Arrangement”).

Consideration

On the terms and subject to the conditions set forth in the Arrangement Agreement, at the times contemplated in the Plan of Arrangement, Canadian Sub will acquire all of the issued and outstanding common shares of Enerplus (the “Enerplus Common Shares”), and each Enerplus shareholder (other than in respect to Enerplus Common Shares held by Chord or Canadian Sub, and Enerplus shareholders who validly exercise dissent rights in connection with the Arrangement (as defined below)) will receive (i) 0.10125 of a share of common stock, par value $0.01 per share, of Chord (the “Chord Common Stock”), and (ii) $1.84 in cash, in exchange for each Enerplus Common Share they hold, subject to adjustment as set forth in the Arrangement Agreement if applicable (such transaction, the “Arrangement”).

Enerplus may also pay, in addition to its regular quarterly dividends, an additional dividend prior to closing of the Arrangement (the “Closing”) in an amount intended to equalize dividend payments to Enerplus shareholders on a per-share basis with dividends that holders of Chord Common Stock receive during the pendency of the transaction (taking into account the exchange ratio, but excluding each party’s March 2024 dividend), if any.

Governance

The Arrangement Agreement provides that at the effective time of the Arrangement (the “Effective Time”), the Chord Board of Directors (the “Board”) will consist of up to eleven members, of whom (i) seven directors will be designated by Chord, which designees will consist of Daniel E. Brown, Chord’s President and Chief Executive Officer, and six independent directors designated in writing by Chord prior to the earlier of the time at which the definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to the Chord Stockholder Meeting (as defined below) is filed with the Securities and Exchange Commission (the “SEC”) or the notice of the Enerplus Shareholder Meeting (as defined below) and accompanying management information circular and proxy statement (the “Circular”) is filed with the applicable securities commissions and other securities regulatory authorities in each of the provinces and territories of Canada (the “Canadian Securities Authorities”), and (ii) up to four directors will be designated by Enerplus, which designees will consist of Hilary Foulkes, Enerplus’ Chair of the Board of Directors, Ian C. Dundas, Enerplus’ President and Chief Executive Officer, and two additional independent directors designated in writing by Enerplus prior to the earlier of the time at which the definitive Proxy Statement is filed with the SEC or the Circular is filed with the Canadian Securities Authorities.

Conditions to the Arrangement

The Closing is subject to certain conditions, including, among others, (i) the approval of the Arrangement by at least 66 2⁄3% of the votes cast by Enerplus shareholders and, if required by applicable Canadian securities laws, a simple majority of the votes cast by Enerplus shareholders, excluding Enerplus Common Shares held by persons required to be excluded under such laws (the “Enerplus Requisite Shareholder Approval”), at a meeting of Enerplus shareholders (the “Enerplus Shareholder Meeting”), (ii) the approval of the issuance of shares of Chord Common Stock in connection with the Arrangement (the “Stock Issuance”) by a majority of the votes cast by Chord stockholders (the “Chord Stockholder Approval”) at a meeting of Chord stockholders (the “Chord Stockholder Meeting”), (iii) the approval of the Arrangement by the Court of King’s Bench of Alberta on terms consistent with the Arrangement Agreement and otherwise reasonably satisfactory to the parties, (iv) the authorization for listing of the Chord Common Stock issuable pursuant to the Arrangement Agreement on the Nasdaq Global Select Market, (v) the absence of any law or order prohibiting the consummation of the Arrangement and (vi) the receipt of all requisite regulatory clearances or approvals.

The obligation of each party to consummate the Arrangement is also conditioned upon (i) the other party’s representations and warranties being true and correct (subject to certain materiality thresholds), (ii) the other party having performed in all material respects its obligations under the Arrangement Agreement, (iii) the absence of material adverse effect in respect of the other party, and (iv) the receipt of an officer’s certificate from the other party to such effect.

Termination Rights

The Arrangement Agreement contains certain termination rights for both Chord and Enerplus, including, among others, (i) mutual consent by Chord and Enerplus, (ii) by either Chord or Enerplus if (A) the Arrangement shall not have been consummated on or prior to February 21, 2025 (which date, if certain requisite regulatory approvals have not been obtained and all other conditions to the Closing have been satisfied or waived on such date, will be automatically extended to August 21, 2025), or (B) a final non-appealable governmental order has been issued prohibiting the Arrangement, (iii) by either Chord or Enerplus if either the Enerplus Requisite Shareholder Approval or Chord Stockholder Approval shall not have been obtained, (iv) by a party if the other party breaches any of its representations, warranties or covenants in the Arrangement Agreement in a manner that would cause the corresponding condition to not be satisfied, subject to certain conditions, (v) by a party if the other party’s board of directors changes its recommendation with respect to the Arrangement, (vi) by a party if there is a willful and material breach by the other party of the applicable restrictions with respect to soliciting competing business combination transactions and the board of directors changes its recommendation with respect to the Arrangement and (vii) by a party in order for such party to enter into a definitive agreement with respect to a superior competing business combination transaction (provided that such party has not materially breached the applicable non-solicitation restrictions).

If the Arrangement Agreement is terminated in certain specified circumstances, Chord or Enerplus would be required to pay the other party a termination fee of $240,000,000 and $127,000,000, respectively.

Other Terms of the Arrangement Agreement

Chord and Enerplus each have made customary representations, warranties and covenants in the Arrangement Agreement for a transaction of this nature, in each case generally subject to customary materiality qualifiers. Among other things, each party has agreed, subject to certain exceptions, (i) to use reasonable best efforts to conduct its business in the ordinary course, from the date of the Arrangement Agreement until the earlier of the Effective Time and the termination of the Arrangement Agreement, and not to take certain actions prior to the Effective Time without the prior written consent of the other party, (ii) not to solicit alternative business combination transactions and (iii) to convene meetings of its respective shareholders for the purpose of obtaining the Chord Stockholder Approval or Enerplus Requisite Shareholder Approval, as applicable, and recommend to its respective shareholders to approve the Stock Issuance or the Arrangement, as applicable.

The foregoing summary of the Arrangement Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Arrangement Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Arrangement Agreement and the above description of the Arrangement Agreement have been included to provide investors and security holders with information regarding the terms of the Arrangement Agreement. They are not intended to provide any other factual information about Chord, Enerplus or their respective subsidiaries. The representations, warranties and covenants contained in the Arrangement Agreement were made only for purposes of the Arrangement Agreement and as of specific dates, were solely for the benefit of the parties to the Arrangement Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Chord, Enerplus or any of their respective subsidiaries. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Arrangement Agreement, which subsequent information may or may not be fully reflected in public disclosures by Chord or Enerplus.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the Stock Issuance is incorporated by reference herein. The securities to be issued pursuant to the Arrangement Agreement will be issued in reliance upon Section 3(a)(10) of the Securities Act of 1933, as amended (the “Securities Act”), which exempts from the registration requirements under the Securities Act any securities that are issued in exchange for one or more bona fide outstanding securities where the terms and conditions of such issuance and exchange are approved, after a hearing upon the fairness of such terms and condition at which all persons to whom it is proposed to issue securities in such exchange shall have the right to appear, by any court expressly authorized by law to grant such approval.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Arrangement, on February 21, 2024, Chord entered into a letter agreement (the “Letter Agreement”) with Ian C. Dundas, Enerplus’ President and Chief Executive Officer, to address his role and terms of employment following the Effective Time.

Effective as of immediately following the Effective Time, Mr. Dundas will be terminated from his employment as President and Chief Executive Officer of Enerplus and, pursuant to his employment agreement with Enerplus, he will be entitled to receive certain compensation from Enerplus in connection with such termination. Once such compensation has been paid to Mr. Dundas, his employment agreement with Enerplus will terminate except that the confidentiality and non-solicit provisions will continue in full force and effect. Pursuant to the Letter Agreement, effective as of immediately following the Effective Time, Mr. Dundas will serve as advisor to the Chief Executive Officer of Chord. It is expected that Mr. Dundas will serve in such role for the twelve months following the Effective Time (such period, the “Term”). In his role as advisor to the Chief Executive Officer, Mr. Dundas will be eligible to receive an annual base salary of $500,000, less applicable withholdings and deductions. During the Term, Mr. Dundas will also serve as a member of the Board. Mr. Dundas will not receive any additional compensation for his service as a member of the Board.

As soon as reasonably practicable following the Effective Time, Mr. Dundas will receive a one-time restricted stock unit award (the “RSU Award”), pursuant to the equity compensation plan of Chord, with a grant date fair market value of $2,000,000. The RSU Award will fully vest on the last day of the Term, subject to Mr. Dundas’s continued employment through such date. For the duration of the Term, Mr. Dundas is required to maintain a minimum ownership of 25,000 shares of Chord’s Common Stock (in addition to the shares subject to the RSU Award).

Under the Letter Agreement, Mr. Dundas may participate in outside business activities during the Term, so long as (i) after giving effect to the Transaction, such business activities are not in competition with Chord, Enerplus or any of their respective subsidiaries within the state of North Dakota during the Term, and (ii) Mr. Dundas does not disclose any confidential, competitively valuable, non-public or proprietary information to any person or entity, and does not use any such information except for the benefit of Chord and its subsidiaries.

Upon the expiry of the Term, Mr. Dundas’s employment as advisor to the Chief Executive Officer and as a member of the Board will automatically terminate without further notice or obligation from Chord, Enerplus or their subsidiaries.

The foregoing summary of the Letter Agreement does not purport to be complete and is subject to, and is qualified in its entirety by, the full text of the Letter Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The Letter Agreement will cease to be of any force or effect if the Arrangement Agreement is terminated before consummation of the Arrangement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Arrangement Agreement, dated as of February 21, 2024 by and among Chord Energy Corporation, Spark Acquisition ULC and Enerplus Corporation.

10.1	Letter Agreement, dated as of February 21, 2024, between Chord Energy Corporation and Ian C. Dundas.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Chord agrees to furnish a supplemental copy of any omitted schedule or attachment to the SEC upon request; provided, that Chord may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act for any schedules and similar attachments so furnished.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the Arrangement or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Additional Information

In connection with the Arrangement, Chord and Enerplus intend to file materials with the SEC and on SEDAR+, as applicable. Chord intends to file the Proxy Statement with the SEC in connection with the solicitation of proxies to obtain Chord stockholder approval of the Arrangement, and Enerplus intends to file the Circular with the TSX and on SEDAR+ in connection with the solicitation of proxies to obtain Enerplus shareholder approval of the Arrangement. After the Proxy Statement is cleared by the SEC, Chord intends to mail a definitive Proxy Statement to the stockholders of Chord. This communication is not a substitute for the Proxy Statement, the Circular or for any other document that Chord or Enerplus may file with the SEC or on SEDAR+ and/or send to Chord stockholders and/or Enerplus’ shareholders in connection with the Arrangement. INVESTORS AND SECURITY HOLDERS OF CHORD AND ENERPLUS ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT AND THE CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CHORD AND/OR ENERPLUS WITH THE SEC OR ON SEDAR+, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHORD, ENERPLUS, THE ARRANGEMENT, THE RISKS RELATED THERETO AND RELATED MATTERS.

Stockholders of Chord and shareholders of Enerplus will be able to obtain free copies of the Proxy Statement and the Circular, as each may be amended from time to time, and other relevant documents filed by Chord and/or Enerplus with the SEC or on SEDAR+ (when they become available) through the website maintained by the SEC at www.sec.gov or on SEDAR+ at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Chord will be available free of charge from Chord’s website at www.chordenergy.com under the “Investors” tab or by contacting Chord’s Investor Relations Department at (281) 404-9600 or ir@chordenergy.com. Copies of documents filed with the SEC or on SEDAR+ by Enerplus will be available free of charge from Enerplus’ website at www.enerplus.com under the “Investors” tab or by contacting Enerplus’ Investor Relations Department at (403) 298-1707.

Participants in the Solicitation

Chord, Enerplus and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Chord’s stockholders and Enerplus’ shareholders in connection with the Arrangement. Information regarding the executive officers and directors of Chord is included in its definitive proxy statement for its 2023 annual meeting under the headings “Item 1 – Election of Directors”, “Our Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on March 16, 2023 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1486159/000148615923000007/chrd-20230316.htm. Information regarding the directors and certain executive officers of Enerplus is included in its information circular and proxy statement for its 2023 annual meeting under the headings “Director Compensation” and “Executive Compensation”, which was filed on SEDAR+ on April 4, 2023 and is available at https://www.sec.gov/Archives/edgar/data/1126874/000110465923041270/tm235372d3_ex99-2.htm. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement, the Circular and other materials when they are filed with the SEC or on SEDAR+ in connection with the Arrangement. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the proposed Arrangement, including any statements regarding the expected timetable for completing the Arrangement, the results, effects, benefits and synergies of the Arrangement, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Chord’s or Enerplus’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include, but are not limited to, statements regarding Chord’s or Enerplus’ plans and expectations with respect to the proposed Arrangement and the anticipated impact of the proposed Arrangement on the combined company’s results of operations, financial position, growth opportunities and competitive position, including maintaining current Chord and Enerplus management, strategies and plans and integration. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of Enerplus may not approve the Arrangement or stockholders of Chord may not approve the Stock Issuance; the risk that any other condition to Closing may not be satisfied; that either party may terminate the Arrangement Agreement or that the Closing might be delayed or not occur at all; the risk that the Arrangement Agreement is terminated and either Chord or Enerplus is required to pay a termination fee to the other party; potential adverse reactions or changes to business or employee relationships of Chord or Enerplus, including those resulting from the announcement or completion of the Arrangement; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Chord and Enerplus; the effects of the business combination of Chord and Enerplus, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; the risk that Chord or Enerplus may not receive the required regulatory approval of the Arrangement; the risk of any litigation relating to the proposed Arrangement; the risk of changes in governmental regulations or enforcement practices; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Arrangement. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for the combined company’s operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Chord’s Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent Quarterly Reports on Form 10-Q, which are on file with the SEC and available from Chord’s website at www. chordenergy.com under the “Investors” tab, and in other documents Chord files with the SEC and in Enerplus’ annual information form for the year ended December 31, 2023, which is on file with the SEC and on SEDAR+ and available from Enerplus’ website at www.enerplus.com under the “Investors” tab, and in other documents Enerplus files with the SEC or on SEDAR+.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Chord nor Enerplus assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHORD ENERGY CORPORATION
Dated: February 26, 2024

	By:	/s/ Shannon B. Kinney
Shannon B. Kinney
Executive Vice President, General Counsel and Corporate Secretary